UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 21, 2006
GREAT WALL ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	333-110906	20-0178991

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Madison Avenue, 15th Floor, New York, New York	10021

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 753-0804
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On November 21, 2006, the registrant announced that it will not hold its special meeting of stockholders on November 30, 2006 as previously announced. The registrant has set December 11, 2006 as the new date for the meeting. The purpose of the registrant’s special meeting is for stockholders to consider and vote on its previously-announced proposed acquisition of ChinaCast Communication Holdings Limited. The registrant has issued the press release included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press release dated November 21, 2006.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2006	GREAT WALL ACQUISITION CORPORATION
	By:	/s/ Kin Shing Li
		Name:	Kin Shing Li
		Title:	Chairman of the Board, Chief Executive Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 21, 2006.